Offerings - Offering: 1	May 15, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	11,175
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 11,175,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 1,710.89
Offering Note	Fee per Rule 457(r)